UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Triumph Group, Inc.

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Your Vote Counts! TRIUMPH GROUP, INC. 2021 Annual Meeting Vote by July 20, 2021 11:59 PM ET TRIUMPH GROUP, INC. 899 CASSATT ROAD, SUITE 210 BERWYN, PA 19312 D50927-P53146 You invested in TRIUMPH GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the annual stockholder meeting to be held on July 21, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by request prior to July 7, 2021. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com  Control # Vote Virtually at the Meeting* July 21, 2021 9:00 AM ET Smartphone users Point your camera here and vote without entering a control number Vote Virtually at: www.virtualshareholdermeeting.com/TGI2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors  Nominees: 1a. Paul Bourgon 1b. Daniel J. Crowley 1c. Ralph E. Eberhart 1d. Daniel P. Garton 1e. Barbara W. Humpton 1f. William L. Mansfield 1g. Colleen C. Repplier 1h. Larry O. Spencer 2. To approve, by advisory vote, the compensation paid to our named executive officers for fiscal year 2021. 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022. NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D50928-P53146 For For For For For For For For For For